UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2005

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 7, 2005, Holly Corporation (the “Company”), Holly Energy Partners, L.P., and Enbridge Inc. announced that the companies are working together to study the construction of a new crude oil pipeline from southwestern Wyoming to Holly’s Woods Cross refinery near Salt Lake City, Utah. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	— Joint Press Release of the Company, Holly Energy Partners, L.P., and Enbridge Inc. issued July 7, 2005.*

     * Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President and Chief Financial Officer

Date: July 8, 2005

Exhibits

99.1	— Joint Press Release of the Company, Holly Energy Partners, L.P., and Enbridge Inc. issued July 7, 2005.